Exhibit 10.2

CONSENT

THIS CONSENT, dated as of May 10, 2020 and effective as of May 7, 2020 (this “Consent”), is made among TearLab Corporation, a Delaware corporation (the “Borrower”), the Subsidiary Guarantors listed on the signature pages hereto, and the lenders listed on the signature pages hereof (collectively, the “Lenders”), with respect to the Loan Agreement referred to below.

RECITALS

WHEREAS, Borrower and the Lenders are parties to the Term Loan Agreement, dated as of March 4, 2015, with the Subsidiary Guarantors from time to time party thereto (as amended by the Omnibus Amendment Agreement, dated as of April 2, 2015, Amendment 2, dated as of August 6, 2015, Amendment 3, dated as of December 31, 2015, Amendment 4, dated as of April 7, 2016, Amendment 5, dated as of October 12, 2017, Amendment 6, dated as of April 4, 2018, Amendment 7, dated as of November 12, 2018, and Amendment 8, dated as of October 4, 2019, and as further amended and restated, modified or supplemented from time to time, the “Loan Agreement”);

WHEREAS, Borrower has requested that the Lenders consent to the incurrence of unsecured Indebtedness by the Borrower under the Small Business Administration’s (the “SBA”) Paycheck Protection Program under the Coronavirus Aid, Relief, and Economic Security Act (the “Paycheck Protection Program”) in an aggregate principal amount of up to $801,030.00 (the “SBA Loan”); and

WHEREAS, the Lenders (which Lenders constitute the Majority Lenders as required by Section 12.04 of the Loan Agreement) have agreed, notwithstanding Section 9.01 of the Loan Agreement, to consent to the SBA Loan.

NOW, THEREFORE, in consideration of the mutual agreements, provisions and covenants contained herein, the parties agree as follows:

SECTION 1. Definitions; Interpretation.

(a) Terms Defined in Loan Agreement. All capitalized terms used in this Consent (including in the recitals hereof) and not otherwise defined herein shall have the meanings assigned to them in the Loan Agreement.

(b) Interpretation. The rules of interpretation set forth in Section 1.03 of the Loan Agreement shall be applicable to this Consent and are incorporated herein by this reference.

SECTION 2. Consent. Subject to Section 4 of this Consent, the Lenders hereby consent for purposes of Section 9.01 of the Loan Agreement to the incurrence of the SBA Loan; provided that (a) the SBA Loan shall be unsecured at all times and (b) the interest rate on the SBA Loan shall not exceed 1.0% per annum.

SECTION 3. Agreements. Subject to Section 4 of this Consent, the Administrative Agent, the Lenders and the Obligors hereby agree that:

(a) the SBA Loan shall constitute “Material Indebtedness” for all purposes of the Loan Agreement; and

(b) the Obligors shall provide prompt written notice to the Lenders upon any Responsible Officer of an Obligor becoming aware, or having reason to become aware, that the SBA or any other applicable Governmental Authority has determined that any portion of the SBA Loan is, or will in the future, not be eligible for forgiveness pursuant to the Paycheck Protection Program as provided in Section 7(a) of the Small Business Act.

SECTION 4. Conditions of Effectiveness. The effectiveness of Sections 2 and 3 of this Consent shall be subject to the following conditions precedent:

(a) Borrower shall have submitted all required forms, applications and certificates required for, and shall have been conditionally approved to receive, the SBA Loan under the Paycheck Protection Program;

(b) Borrower, the Subsidiary Guarantors and the Majority Lenders shall have duly executed and delivered this Consent pursuant to Section 12.04 of the Loan Agreement; provided, however, that this Consent shall have no binding force or effect unless all conditions set forth in this Section 4 have been satisfied;

(c) No Default or Event of Default shall have occurred and be continuing;

(d) No Lender or any of their Affiliates is deemed an “affiliate” of any Obligor or any of its Subsidiaries for any purpose related to the SBA Loan, including the eligibility criteria with respect thereto under the Paycheck Protection Program or by the SBA; and

(e) The Obligors shall have paid or reimbursed the Lenders for their reasonable and documented out-of-pocket costs and expenses (including the reasonable and documented fees and expenses of the Lenders’ legal counsel).

SECTION 5. Representations and Warranties; Reaffirmation.

(a) Each Obligor hereby represents and warrants that:

(i) Each Obligor has the full power, authority and legal right to make and perform this Consent. This Consent is within each Obligor’s corporate or equivalent powers and has been duly authorized by all necessary corporate or equivalent action and, if required, by all necessary shareholder action. This Consent has been duly executed and delivered by each Obligor and constitutes a legal, valid and binding obligation of such Obligor, enforceable against such Obligor in accordance with its terms, except as such enforceability may be limited by (A) bankruptcy, insolvency, reorganization, moratorium or similar laws of general applicability affecting the enforcement of creditors’ rights and (B) the application of general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law). This Consent (w) does not require any consent or approval of, registration or filing with, or any other action by, any Governmental Authority or any third party, except for such as have been obtained or made and are in full force and effect, (x) will not violate any applicable law or regulation or the charter, bylaws or other organizational documents of any Obligor or any of its Subsidiaries, (y) will not violate any order of any Governmental Authority and (z) will not violate or result in a default under any indenture, agreement or other instrument binding upon any Obligor or any of its Subsidiaries or assets, or give rise to a right thereunder to require any payment to be made by any such Person.

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(ii) No Default or Event of Default has occurred or is continuing or will result after giving effect to this Consent.

(iii) Except as previously disclosed in Borrower’s public filings with the SEC, no Material Adverse Effect has occurred or is reasonably likely to occur as a result of giving effect to this Consent or the transactions contemplated hereby.

(iv) Each Obligor (i) has consulted its own legal and financial advisors with respect to all matters related to the SBA Loan (including eligibility criteria) and the Paycheck Protection Program, (ii) is responsible for making its own independent judgment with respect to the SBA Loan and the process leading thereto, and (iii) has not relied on any Lender or any of their Affiliates with respect to any of such matters.

(b) Each Obligor hereby ratifies, confirms, reaffirms, and acknowledges its obligations (including its payment obligations under Section 12.03(a)(i)(z) of the Loan Agreement) under the Loan Documents to which it is a party and agrees that the Loan Documents remain in full force and effect, undiminished by this Consent, except as expressly provided herein. By executing this Consent, each Obligor acknowledges that it has read, consulted with its attorneys regarding, and understands, this Consent.

SECTION 6. Governing Law; Submission to Jurisdiction; Waiver of Jury Trial.

(a) Governing Law. This Consent and the rights and obligations of the parties hereunder shall be governed by, and construed in accordance with, the law of the State of New York, without regard to principles of conflicts of laws that would result in the application of the laws of any other jurisdiction; provided that Section 5-1401 of the New York General Obligations Law shall apply.

(b) Submission to Jurisdiction. Each Obligor agrees that any suit, action or proceeding with respect to this Consent or any other Loan Document to which it is a party or any judgment entered by any court in respect thereof may be brought initially in the federal or state courts in Houston, Texas or in the courts of its own corporate domicile and irrevocably submits to the non-exclusive jurisdiction of each such court for the purpose of any such suit, action, proceeding or judgment. This Section 6 is for the benefit of the Lenders only and, as a result, no Lender shall be prevented from taking proceedings in any other courts with jurisdiction. To the extent allowed by applicable Laws, the Lenders may take concurrent proceedings in any number of jurisdictions.

(c) Waiver of Jury Trial. EACH OBLIGOR AND EACH LENDER HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS CONSENT, THE OTHER LOAN DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY.

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SECTION 7. Miscellaneous.

(a) No Waiver. Nothing contained herein shall be deemed to constitute a waiver of compliance with any term or condition contained in the Loan Agreement or any of the other Loan Documents or constitute a course of conduct or dealing among the parties. Except as expressly stated herein, the Lenders reserve all rights, privileges and remedies under the Loan Documents. Except as modified hereby, the Loan Agreement and other Loan Documents remain unmodified and in full force and effect. All references in the Loan Documents to the Loan Agreement shall be deemed to be references to the Loan Agreement as modified hereby.

(b) Severability. In case any provision of or obligation under this Consent shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.

(c) Headings. Headings and captions used in this Consent (including the Exhibits, Schedules and Annexes hereto, if any) are included for convenience of reference only and shall not be given any substantive effect.

(d) Integration. This Consent constitutes a Loan Document and, together with the other Loan Documents, incorporates all negotiations of the parties hereto with respect to the subject matter hereof and is the final expression and agreement of the parties hereto with respect to the subject matter hereof.

(e) Counterparts. This Consent may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument and any of the parties hereto may execute this Consent by signing any such counterpart. Receipt by facsimile or other electronic transmission of any executed signature page to this Consent shall constitute effective delivery of such signature page.

(f) Controlling Provisions. In the event of any inconsistencies between the provisions of this Consent and the provisions of any other Loan Document, the provisions of this Consent shall govern and prevail. Except as expressly modified by this Consent, the Loan Documents shall not be modified and shall remain in full force and effect.

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered as of the day and year first above written.

BORROWER:

TEARLAB CORPORATION

By:	/s/ Seph Jensen
Name:	Seph Jensen
Title:	Chief Executive Officer

SUBSIDIARY GUARANTORS:

TEARLAB RESEARCH, INC.

By:	/s/ Seph Jensen
Name:	Seph Jensen
Title:	Chief Executive Officer

OCUHUB HOLDINGS, INC.

By:	/s/ Seph Jensen
Name:	Seph Jensen
Title:	Chief Executive Officer

OCCULOGIX CANADA CORP.

By:	/s/ Seph Jensen
Name:	Seph Jensen
Title:	Chief Executive Officer

[Signature Page to Consent]

LENDERS:

CAPITAL ROYALTY PARTNERS II L.P.

By:	CAPITAL ROYALTY PARTNERS II GP L.P.,
its General Partner

By:	CAPITAL ROYALTY PARTNERS II GP LLC,
its General Partner

By:	/s/ Nathan Hukill
Name:	Nathan Hukill
Title:	Authorized Signatory

CAPITAL ROYALTY PARTNERS II (CAYMAN) AIV L.P.

By:	CAPITAL ROYALTY PARTNERS II (CAYMAN) GP L.P.,
its General Partner

By:	CAPITAL ROYALTY PARTNERS II (CAYMAN) GP LLC,
its General Partner

By:	/s/ Nathan Hukill
Name:	Nathan Hukill
Title:	Authorized Signatory

WITNESS:	/s/ Nicole Neeson
Name:	Nicole Neeson

CAPITAL ROYALTY PARTNERS II – PARALLEL FUND “A” L.P.

By:	CAPITAL ROYALTY PARTNERS II – PARALLEL FUND “A” GP L.P.,
its General Partner

By:	CAPITAL ROYALTY PARTNERS II – PARALLEL FUND “A” GP LLC,
its General Partner

By:	/s/ Nathan Hukill
Name:	Nathan Hukill
Title:	Authorized Signatory

[Signature Page to Consent]

CAPITAL ROYALTY PARTNERS II – PARALLEL FUND “B” (CAYMAN) L.P.

By:	CAPITAL ROYALTY PARTNERS II (CAYMAN) GP L.P.,
its General Partner

By:	CAPITAL ROYALTY PARTNERS II (CAYMAN) GP LLC,
its General Partner

By:	/s/ Nathan Hukill
Name:	Nathan Hukill
Title:	Authorized Signatory

WITNESS:	/s/ Nicole Neeson
Name:	Nicole Neeson

PARALLEL INVESTMENT OPPORTUNITIES PARTNERS II L.P.

By:	PARALLEL INVESTMENT OPPORTUNITIES PARTNERS II GP L.P.,
its General Partner

By:	PARALLEL INVESTMENT OPPORTUNITIES PARTNERS II GP L.P.,
its General Partner

By:	/s/ Nicole Neeson
Name:	Nathan Hukill
Title:	Authorized Signatory

[Signature Page to Consent]